UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 2, 2012

ENERGY TRANSFER EQUITY, L.P.

(Exact name of Registrant as specified in its charter)

Delaware	001-32740	30-0108820
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

3738 Oak Lawn

Dallas, Texas 75219

(Address of principal executive offices, including zip code)

(214) 981-0700

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

Term Loan Agreement Amendment

On August 2, 2012, in connection with the previously announced merger (together with transactions related thereto, the “Merger”) of Sam Acquisition Corporation, a wholly owned subsidiary of Energy Transfer Partners, L.P. (“ETP”), a subsidiary of Energy Transfer Equity, L.P. (“ETE”), with and into Sunoco, Inc. (“Sunoco”), ETE, certain subsidiaries of ETE, the several banks and other financial institutions party thereto (collectively, the “Consenting Lenders”) and Credit Suisse AG, in its capacity as administrative agent (the “Administrative Agent”) for the Lenders (as defined below) entered into Amendment No. 1 to Senior Secured Term Loan Agreement (the “Loan Agreement Amendment”) to that certain Senior Secured Term Loan Agreement by and among ETE, the Consenting Lenders (together with the other banks and financial institutions party thereto, the “Lenders”) and the Administrative Agent, which became effective on March 26, 2012 (as amended, supplemented and modified, the “Term Loan Agreement”).

The Loan Agreement Amendment amended the Term Loan Agreement to, among other matters:

•	permit the general partner of ETP to relinquish incentive distribution rights in connection with the Merger;

•

permit ETE and certain of its subsidiaries to relinquish incentive distribution rights in connection with future transactions provided that such relinquishment and proposed transaction, collectively, are not expected to adversely affect Pro Forma Consolidated EBITDA of the Borrower (as defined in the Term Loan Agreement);

•

amend the calculation of Consolidated EBITDA of the Borrower (as defined in the Term Loan Agreement) to include distributions received from non-wholly owned subsidiaries of ETE and entities that may be acquired in the future; and

•	amend the calculation of value for purposes of the loan to value covenant to account for non-wholly owned subsidiaries of ETE and entities that may be acquired in the future.

The disclosure contained in this Item 1.01 does not purport to be a complete description of the Loan Agreement Amendment and is qualified in its entirety by reference to the Loan Agreement Amendment which is filed as Exhibit 10.1 hereto and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description of the Exhibit
10.1	Amendment No.1 to Senior Secured Term Loan Agreement by and among Energy Transfer Equity, L.P. (the “Borrower”), the Restricted Persons party thereto, the Lenders party thereto and Credit Suisse AG, in its capacity as administrative agent for the Lenders dated as of August 2, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Energy Transfer Equity, L.P.

	By:	LE GP, LLC,
its general partner

Date: August 8, 2012	By:	/s/ John W. McReynolds

John W. McReynolds
President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description of the Exhibit
10.1	Amendment No.1 to Senior Secured Term Loan Agreement by and among Energy Transfer Equity, L.P. (the “Borrower”), the Restricted Persons party thereto, the Lenders party thereto and Credit Suisse AG, in its capacity as administrative agent for the Lenders dated as of August 2, 2012.